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                                                                  EXHIBIT 10.3.1

                                 AMENDMENT I TO
                              AMENDED AND RESTATED
                                PAYMENT AGREEMENT

THIS AMENDMENT I ENTERED INTO AS OF THIS DECEMBER 15, 2002 TO AMENDED AND RESTATED PAYMENT Agreement (the "Agreement") entered into as of April 1, 2002 by and between National Online SERVICES, INC. ("NOL"), LIBERTY COMMUNICATIONS, INC. ("Liberty"), AMERILINC, INC. ("Amerilinc") (collectively "Global Subs" and Trans Voice INVESTMENTS, Inc. ("Trans Voice"), which amended and restated the Payment Agreement.

                                  INTRODUCTION

         WHEREAS, at the time of the execution of the amendment Trans Voice had not timely paid amounts due it pursuant to the Agreement. Pursuant to the aforesaid amendment, Trans Voice had agreed to take no action for six (6) months with respect to amounts outstanding if Trans Voice were paid currently under the Agreement;

         WHEREAS, current amounts due under the Agreement had not been paid and as of this date all past due amounts to Trans Voice had not been paid;

         WHEREAS, Trans Voice is willing to further defer action in consideration of the amendment hereby;

         WHEREAS, as additional consideration of the extension the parties also desire to modify and clarify certain provisions of the Agreement;

         WHEREAS, pursuant to the Agreement all future Global Subs are to be obligated under pursuant to the Agreement; and

         WHEREAS, Trans Voice has assigned certain rights under this Agreement to Trans Voice Limited ("Limited") and desires to have the parties hereto acknowledge the foregoing assignment.

         NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement, as follows:

                                    AGREEMENT

         1. Unless otherwise indicated by the context as used herein defined terms herein shall have the same meanings as set forth in the Agreement.

         2. Paragraph 1 of the Agreement is amended by changing the definitions of "Program", "Customer" and "Monthly Customer" as follows:

                  "Program" shall refer to any service or product marketed through telemarketing efforts by Global Asset Holdings, Inc. ("Global") or the Global Subs and any of their direct or indirect affiliates thereof including any entity controlled by, controlling or under common control with any of Global or the Global Subs ("Related Parties") whether such product or services is sold or provided by Global, Global Subs or a Related Party or an independent third party. Global Subs shall include all New Entities as defined in paragraph 6(b) hereof. Telemarketing efforts shall include the efforts of independent third parties retained by Global, a Global Sub or Related Party.

                  "Customers" shall refer to a person who purchases a product or service marketed pursuant to a Program.

                  "Monthly Customer" in any one month shall refer to a customer purchasing, subscribing or otherwise acquiring a product or service included in a Program in such month as evidenced by an invoice for such product or service but shall not include a trial customer

         3. A new subparagraph 5(a)(iii) shall be added to the agreement to read as follows:

                  (iii) In connection with the payment under paragraph 5(a)(ii) there shall be a periodic adjustment to reflect the number of customers included as a monthly customer in any month which do not make payment to Global, Global Subs or Related Parties for the product or service with respect to such month within ninety days after the end of such month because of cancellation, dispute or any other reason. A customer, nevertheless, shall still be deemed a Monthly Customer in a particular month even if the invoiced amount is adjusted. Commencing as of December 31, 2002 and as of the last day of every calendar quarter thereafter ("Determination Date") a calculation shall be made for each prior month for which a payment is made to determine if the number of Monthly Customers is to be adjusted. Such determination shall be made thirty days after Determination Date and shall be certified by the Chief Financial Officer of Global and delivered to all parties. If it is determined that the number of customers in any month in which a payment under 5(a)(ii) has been made was less than the number upon which a payment has been based there shall be deducted from future payment to Trans Voice under 5(a)(ii) an amount equal to the product of one dollar multiplied by the number of customers deducted from such number.

                  Paragraph 4 of the Agreement is amended in its entirety to read as follows:


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                  Trans Voice accepts payment and office space and services
                  hereunder in lieu of all other payment terms or obligations for finder's fees or fees for services it may be entitled to. Trans Voice agrees not to commence any action against the Global Subs prior to December 31, 2003 for non-payment of amounts due hereunder. Global Subs shall use their best efforts to pay all such amounts.

         5. Trans Voice has as assigned a portion of its rights under the Agreement as amended hereby to Trans Voice LLC pursuant to the attached Agreement of Assignment and each Global Sub hereby shall execute the acknowledgement attached to the Assignment Agreement.

         6. Global hereby shall become a party to the Agreement.

         7. Except as specifically modified herein the Agreement shall continue in full force and effect.


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         IN WITNESS WHEREOF, the undersigned have executed this Amended Payment
Agreement as of the date first written above.

TRANS VOICE INVESTMENTS, INC.       NATIONAL ONLINE SERVICES, INC.

By: s/                              By: s/
    --------------------------          -----------------------------------
Name:                               Name:
Its:                                Its:

                                    LIBERTY COMMUNICATIONS, INC.

                                    By: s/
                                        -----------------------------------
                                    Name:
                                    Its:


                                    AMERILINC, INC.

                                    By: s/
                                        -----------------------------------
                                    Name:
                                    Its:

                                    GLOBAL ASSET HOLDINGS, INC

                                    By: s/
                                        -----------------------------------
                                    Name:
                                    Its:

                                    EPIXTAR COMMUNICATIONS, CORP.

                                    By: s/
                                        -----------------------------------

                                    EPIXTAR FINANCIAL CORP.

                                    By: s/
                                        -----------------------------------

                                    EPIXTAR MANAGEMENT CORP.

                                    By: s/
                                        -----------------------------------

                                    EPIXTAR SOLUTIONS CORP.

                                    By: s/
                                        -----------------------------------

                                    FREEDOM PHONECARD INC.

                                    By: s/
                                        -----------------------------------

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                                    MERCHANT INTERNET SERVICES, CORP.

                                    By: s/
                                        -----------------------------------

                                    ONE WORLD PUBLIC COMMUNICATIONS, CORP.

                                    By: s/
                                        -----------------------------------

                                    SBA ONLINE, INC.

                                    By: s/
                                        -----------------------------------

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